Exhibit 10.53.4

FOURTH AMENDMENT

FOURTH AMENDMENT (the “Amendment”), dated as of May 4, 2009 (the “Amendment Date”) and effective as of March 31, 2009 (the “Effective Date”), with respect to that certain Credit Agreement, dated as of August 1, 2006 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Christie/AIX, Inc., a Delaware corporation (the “Borrower”), the Lenders and General Electric Capital Corporation, a Delaware corporation (“GE Capital”), as the administrative agent and collateral agent for the Lenders (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, the Borrower has requested that the Lenders agree to amend the Credit Agreement to, among other things, (a) reduce the amount of the Interest Reserve and (b) amend certain financial covenants;

WHEREAS, the Lenders are willing to agree to the requested amendments on the terms and conditions contained herein;

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

1.           Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement shall have their defined meanings when used herein.

2.           Amendment to Credit Agreement.

(a)           As of the Amendment Date, Section 1.1 of the Credit Agreement shall be amended to add the following new definitions in the correct alphabetical order:

“Fourth  Amendment” means that certain Fourth Amendment, dated as of May 4, 2009 and effective as of March 31, 2009, among the Borrower, the Lenders party thereto and the Administrative Agent.

“Fourth Amendment Effective Date” means May 4, 2009.

“Unrestricted Cash” means the result of (a) value of cash on hand and Cash Equivalents available to the Borrower which are not subject to any Lien or collateral or escrow arrangements to or in favor of any Person other than the Administrative Agent less (b) the amount of the Interest Reserve.

(b)           As of the Amendment Date, the definition of “Applicable Margin” set forth in Section 1.1 of the Credit Agreement shall be amended by deleting the table contained therein in its entirety and substituting the following table in lieu thereof:

LEVEL	TOTAL EQUITY RATIO	BASE RATE LOANS	EURODOLLAR RATE LOANS
I	Less than 40%	5.00%	6.00%
II	Less than 50% and equal to or greater than 40%	4.75%	5.75%
III	Less than 60% and equal to or greater than 50%	4.50%	5.50%
IV	Equal to or greater than 60%	4.25%	5.25%

(c)           As of the Amendment Date, the definition of “Base Rate” set forth in Section 1.1 of the Credit Agreement shall be deleted in its entirety and the following substituted in lieu thereof:

“Base Rate” means, at any time, a rate per annum equal to the highest of(a) the rate last quoted by The Wall Street Journal as the “base rate on corporate loans posted by at least 75% of the nation’s largest banks” in the United States or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H. 15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Federal Reserve Board (as determined by the Administrative Agent), (b) the sum of 3.0% per annum and the Federal Funds Rate and (c) the sum of(x) Eurodollar Base Rate for an Interest Period of 3 months, plus (y) the excess of the Applicable Margin for Eurodollar Rate Loans over the Applicable Margin for Base Rate Loans, in each instance, as of such day.

(d)           As of the Amendment Date, the definition of “Consolidated Cash Interest Expense” set forth in Section 1.1 of the Credit Agreement shall be deleted in its entirety and the following substituted in lieu thereof:

“Consolidated Cash Interest Expense” means, with respect to any Person for any period, the Consolidated Interest Expense of such Person for such period less the sum of, in each case to the extent included in the definition of Consolidated Interest Expense, (a) the amortized amount of debt discount and debt issuance costs, (b) charges relating to write-ups or write-downs in the book or carrying value of existing Consolidated Total Debt, (c) interest payable in evidences of Indebtedness or by addition to the principal of the related Indebtedness, (d) other non-cash interest and (e) any’ amendment fee paid by the Borrower in connection with the Fourth Amendment.

(e)           As of the Amendment Date, the definition of “Eurodollar Base Rate” set forth in Section 1.1 of the Credit Agreement shall be deleted in its entirety and the following substituted in lieu thereof:

“Eurodollar Base Rate” means, with respect to any Interest Period for any Eurodollar Rate Loan, the rate determined by the Administrative Agent to be the offered rate for deposits in Dollars for the applicable Interest Period appearing on the Dow Jones Markets Telerate Page 3750 as of 11:00 am. (London time) on the 2nd full Business Day preceding the first day of each Interest Period. In the event that such rate does not appear on the Dow Jones Markets Telerate Page 3750 (or otherwise on the Dow Jones Markets screen) at such time, the “Eurodollar Base Rate” shall be determined (a) in the case of Secured Hedging Reimbursement Obligations, by such other method to determine the cost of funds of the applicable Secured Hedging Counterparty as may be selected by such Secured Hedging Counterparty in its sole discretion, and (b) otherwise, by reference to such other comparable service for displaying the offered rate for deposit in Dollars in the London interbank market as may be selected by the Administrative Agent; provided that in no event shall the Eurodollar Base Rate be less than 2.5% per annum.

(f)           As of the Amendment Date, the definition of “Interest Reserve” set forth in Section 1.1 of the Credit Agreement shall be deleted in its entirety and the following substituted in lieu thereof:

“Interest Reserve” means an amount equal to $6,900,000.

(g)           As of the Effective Date, Section 5.1 of the Credit Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

Section 5.1    Maximum Leverage Ratios.

(a)           Maximum Consolidated Leverage Ratio. The Borrower shall not have, during any Fiscal Quarter set forth below, a Consolidated Leverage Ratio greater than the maximum ratio set forth opposite the applicable Fiscal Quarter:

Fiscal Quarter Ending	Maximum Consolidated Leverage Ratio
June 30, 2007	14.0 to 1
September 30, 2007	9.5 to I

Fiscal Quarter Ending	Maximum Consolidated Leverage Ratio
December 31, 2007	7.75 to 1
March 31, 2008	6.5 to 1
June 30, 2008	5.25 to l
September 30, 2008	4.75 to 1
December 31, 2008	4.25 to 1
March 31, 2009	4.5 to 1
June 30, 2009	4.5 to 1
September 30, 2009	4.5 to 1
December 31, 2009	4.5 to 1
March 31, 2010	4.5 to I
June 30, 2010	4.25 to I
September 30, 2010	4.25 to 1
December 31, 2010	4.0 to 1
March 31, 2011	3.75 to 1
June 30, 2011	3.5 to 1
September 30, 2011	3.25 to 1
December 31, 2011	3.0 to 1
March 31, 2012	2.75 to1
June 30, 2012	2.5 to l
September 30, 2012	2.25 to 1
December 31, 2012	2.0 to 1
March 3l, 2013	l.75 to 1
June 30, 2013	1.75 to 1

(b)           Maximum Consolidated Senior Leverage Ratio.  The Borrower shall not have, during any Fiscal Quarter set forth below, a Consolidated Senior Leverage Ratio greater than the maximum ratio set forth opposite the applicable Fiscal Quarter:

Fiscal Quarter Ending	Maximum Consolidated Senior Leverage Ratio
June 30, 2007	10.5 to l
September 30,2007	9.0 to 1
December 31, 2007	7.5 to l

Fiscal Quarter Ending	Maximum Consolidated Senior Leverage Ratio
March 31, 2008	6.25 to 1
June 30, 2008	5.0 to 1
September 30, 2008	4.5 to 1
December 31, 2008	4.25 to 1
March 31, 2009	4.25 to 1
June 30, 2009	4.25 to 1
September 30, 2009	4.25 to 1
December 31, 2009	4.25 to 1
March 31, 2010	4.0 to 1
June 30, 2010	4.0 to 1
September 30, 2010	3.75 to 1
December 31, 2010	3.75 to 1
March 31, 2011	3.5 to 1
June 30, 2011	3.25 to 1
September 30, 2011	3.0 to 1
December 31, 2011	2.75 to 1
March 31, 2012	2.5 to 1
June 30, 2012	2.25 to 1
September 30, 2012	2.0 to 1
December 31, 2012	1,75 to 1
March 31, 2013	1.5 to 1
June 30, 2013	1.5 to 1

(h)           As of the Effective Date, Section 5.2 of the Credit Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

Section 5.2      Minimum Consolidated Fixed Charge Coverage Ratio. The Borrower shall not have, on the last day of any Fiscal Quarter set forth below, a Consolidated Fixed Charge Coverage Ratio less than the minimum ratio set forth opposite the applicable Fiscal Quarter:

Fiscal Quarter Ending	Minimum Consolidated Fixed Charge Coverage Ratio
June 30, 2007	1.25 to 1
September 30, 2007	1.25 to 1
December 31, 2007	1.25 to 1
March 31, 2008	1.25 to 1
June 30, 2008	1.25 to 1
September 30, 2008	1.25 to 1
December 31, 2008	1.25 to 1
March 31, 2009	1.25 to 1
June 30, 2009	1.15 to 1
September 30, 2009	1.05 to 1
December 31, 2009	1.03 to 1
March 31, 2010	1.0 to 1
June 30, 2010	1.0 to 1
September 30, 2010	1.0 to 1
December 31,2010	1.0 to 1
March 31, 2011	1.0 to 1
June 30, 2011	1.0 to 1
September 30, 2011	1.0 to 1
December 31, 2011	1.0 to 1
March 31, 2012	1.0 to 1
June 30, 2012	1.0 to 1
September 30, 2012	1.0 to 1
December 31, 2012	1.0 to 1
March 31, 2013	1.0 to 1
June 30, 2013	1.0 to 1

(i)           As of the Amendment Date, the Credit Agreement shall be amended to add the following new Section 5.5 immediately following Section 5.4:

Section 5.5 Minimum Unrestricted Cash. The Borrower shall at all times maintain Unrestricted Cash of not less than $2,000,000.

(j)           As of the Amendment Date, Section 6.1 of the Credit Agreement shall be amended to add the following new clause (n) immediately following clause (m) thereof:

(n)           Unutilized Digital Systems. Together with each delivery of any Compliance Certificate pursuant to clause (d) above, a summary listing all Digital Systems that have been installed but are no longer being utilized and discussing the location of all such unutilized Digital Systems and the reason such Digital Systems are no longer being utilized.

(k)           As of the Amendment Date, Section 7.13 of the Credit Agreement shall be amended to add the following new clause (k) immediately following clause (j) thereof:

(k)           Not later than ninety (90) days after the Fourth Amendment Effective Date (or such later date as the Administrative Agent may agree in writing), the Borrower shall enter into an agreement with Access IT relating to corporate overhead and other services provided by Access IT to the Borrower, which agreement shall be in form and substance reasonably satisfactory to Access IT and the Required Lenders.

(1)           As of the Amendment Date, Section 8.5(d) of the Credit Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

(d)           in the event the Borrower shall have entered into a Digital Cinema Deployment Agreement with Paramount after the Closing Date but on or before March 31, 2007, the Borrower may make Restricted Payments to Holdings not otherwise permitted hereby in the form of a redemption or repurchase of its Stock in an aggregate amount not to exceed $13,200,000; provided that (x) no Default or Event of Default shall have occurred and be continuing or would result therefrom and (y) no Restricted Payments may be made by the Borrower under this Section 8.5(d) on or after the Fourth Amendment Effective Date;

(m)           As of the Amendment Date, Section 8.5 of the Credit Agreement shall be amended to (i) delete the word “and” at the end of clause (e) thereof, (ii) to replace the period at the end of clause (f) thereof with the phrase “; and” and (iii) to insert the following new clause (g) immediately succeeding clause (1) thereof:

(g)           within 30 days after the Fourth Amendment Effective Date, the Borrower may make a one-time Restricted Payment to Holdings in an amount equal (i) to the difference between (x) the amount equal to the “Interest Reserve” in effect immediately prior to the Fourth Amendment Effective Date and (y) the amount equal to the Interest Reserve calculated on the Fourth Amendment Effective Date less (ii) the amendment fee paid by the Borrower in connection with the Fourth Amendment; provided that (x) in no event shall the aggregate amount of such Restricted Payment exceed $2,600,000 and (y) no Default or Event of Default shall have occurred and be continuing or would result therefrom.

 3.           Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Loan Parties hereby represent and warrant to the Administrative Agent and the Lenders that (a) the representations and warranties of the Loan Parties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof (after giving effect hereto), except where such representations and warranties expressly relate to an earlier date in which case such representations and warranties were true and correct in all material respects as of such earlier date and (b) no Default or Event of Default has occurred and is continuing.

4.           Conditions to Effectiveness. This Amendment shall be effective on the date when the following conditions shall have occurred:

(a)           the Administrative Agent shall have executed this Amendment and shall have received counterparts hereof, duly executed and delivered by the Borrower, Holdings and the Required Lenders;

(b)           no Default of Event of Default shall have occurred and be continuing;

(c)           the Borrower shall have paid to the Administrative Agent, for the ratable benefit of the Lenders executing this Amendment on or prior to 5:00 p.m. Eastern time on May 1, 2009, an amount equal to 0.50% of the aggregate principal amount of the Commitments of such Lenders;

(d)           the Borrower shall have paid to the Administrative Agent, for the benefit of the Administrative Agent, a work fee in an amount equal to $100,000; and

(e)           the Borrower shall have paid all fees and expenses of Administrative Agent’s counsel, Fulbright & Jaworski L.L.P., owing to date.

5.           Reference to Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” or words of like or similar import shall mean and be a reference to the Credit Agreement, as modified and amended by this Amendment.

6.           Governing Law and Jurisdiction. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

7.           Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable costs and expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

8.           Headings. Section headings in the Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

9.           Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts (including by facsimile transmission) and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

10.           Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrower, Holdings and their respective successors and assigns, and upon the Administrative Agent and the Lenders and their respective successors and assigns.

11.           Continuing Effect. Except as expressly amended hereby, the Credit Agreement, as amended by this Amendment, shall continue to be and shall remain in full force and effect in accordance with its terms. This Amendment shall not constitute an amendment or waiver of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrower that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Any reference to the “Credit Agreement” in the Loan Documents or any related documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment. The Amendment constitutes a Loan Document.

12.           NO ORAL AGREEMENTS. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE ENTIRE AGREEMENT OF THE PARTIES AND SUPERSEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS RELATING TO THE SUBJECT MATTER THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

13.           General Waiver and Release.  IN ADDITION, TO INDUCE ADMINISTRATIVE AGENT AND LENDERS TO AGREE TO THE TERMS OF THIS AMENDMENT, THE LOAN PARTIES (BY THEIR EXECUTION BELOW) REPRESENT AND WARRANT THAT AS OF THE DATE OF THEIR EXECUTION OF THIS AMENDMENT THERE ARE NO CLAIMS OR OFFSETS AGAINST OR DEFENSES OR COUNTERCLAIMS TO THEIR RESPECTIVE OBLIGATIONS UNDER THE CREDIT AGREEMENT, THIS AMENDMENT OR THE OTHER LOAN DOCUMENTS. NOTWITHSTANDING THE FOREGOING, IN THE EVENT THERE EXIST ANY SUCH CLAIMS OR OFFSETS AGAINST OR DEFENSES OR COUNTERCLAIMS, THE LOAN PARTIES (BY THEIR EXECUTION BELOW) HEREBY:

(A)           FOREVER GENERALLY WAIVE ANY AND ALL CLAIMS, OFFSETS, DEFENSES AND/OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING ON OR PRIOR TO THE DATE OF THEIR EXECUTION OF THIS AMENDMENT; AND

(B)           FOREVER RELEASE, ACQUIT AND DISCHARGE THE RELEASED PARTIES FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS, LIABILITIES,

CLAIMS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH ANY LOAN PARTY EVER HAD, NOW HAS, CLAIMS TO HAVE OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING ON OR PRIOR TO THE DATE HEREOF AND FROM OR IN CONNECTION WITH THE CREDIT AGREEMENT, THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY AND HEREIN.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the day and year first above written.

CHRISTIE/AIX, INC., as a Borrower
By	/s/ Gary S. Loffredo
Name	Gary S. Loffredo
Title	Vice President

ACCESS DIGITAL MEDIA, inc>
By	/s/ Gary S. Loffredo
Name	Gary S. Loffredo
Title	Senior Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT]

GENERAL ELECTRIC CAPITAL CORPORATION as the Administrative Agent and Lender
By	/s/ Carle A. Felton
Name	Carle A. Felton
Title	Duly Authorized Signatory

[SIGNATURE PAGE TO FOURTH AMENDMENT]

CIT LENDING SERVICES CORPORATION, as a Lender
By	/s/ Vincent DeVito
Name	Vincent DeVito
Title	Managing Director

[SIGNATURE PAGE TO FOURTH AMENDMENT]

TD BANK, N.A., as a Lender
By	/s/ Peter L. Davis
Name	Peter L. Davis
Title	Senior Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT]

SOCIETE GENERALE, as a Lender
By	/s/ Elaine Khalil
Name	Elaine Khalil
Title	Managing Director

[SIGNATURE PAGE TO FOURTH AMENDMENT]

AIB DEBT MANAGEMENT LTD. as a Lender
By	/s/ Gregory Wiske
Name	Gregory Wiske
Title	Senior Vice President

/s/ Des Brennan Des Brennan Assistant Vice President Investment Advisor to AIB Debt Management, Limited

[SIGNATURE PAGE TO FOURTH AMENDMENT]

CIFC FUNDING 2006-I, LTD, as a Lender
By	/s/ Steve Vaccaro
Name	Steve Vaccaro
Title	Co-Chief Investment Officer

[SIGNATURE PAGE TO FOURTH AMENDMENT]